Goodwill and intangible assets (Tables)	12 Months Ended
Dec. 31, 2012
Summary of Acquired Amortizing Intangible Assets

A summary of acquired amortizing intangible assets is as follows:

(Dollars in thousands)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
December 31, 2012:
Core deposit intangible-First Brandon	$2,476	$1,932	$544
Core deposit intangible-First Community	992	744	248
Customer list intangible-McCrillis & Eldredge	629	91	538
Core deposit intangible - The Nashua Bank	2,086	—	2,086

Total	$6,183	$2,767	$3,416

December 31, 2011:
Core deposit intangible-First Brandon	$2,476	$1,688	$788
Core deposit intangible-First Community	992	640	352
Customer list intangible-McCrillis & Eldredge	629	14	615

Total	$4,097	$2,342	$1,755

Estimated Amortization Expense	Estimated amortization expense for each of the five years succeeding 2012 is as follows:

(Dollars in thousands)
2013	$736
2014	630
2015	524
2016	418
2017	311